SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]


Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14a-12


                               DYNEX CAPITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.      Title of each class of securities to which transaction applies:
        ________________________________________________________________________

2.      Aggregate number of securities to which transaction applies:  __________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________

4.      Proposed maximum aggregate value of transaction:  ______________________

5.      Total fee paid:  _______________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.      Amount Previously Paid:  _______________________________________________

7.      Form, Schedule or Registration Statement No.:  _________________________

8.      Filing Party:
        ________________________________________________________________________

9.      Date Filed:  ___________________________________________________________

                                     FORM OF
                            COMMON SHAREHOLDER PROXY

                               Dynex Capital, Inc.
                           2002 Proxy Card Information

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Thomas H. Potts and Stephen J. Benedetti, and each of them as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent the undersigned and to vote, as designated on this card, all the shares of common stock of Dynex Capital, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Place At Innsbrook, 4036 Cox Road, Glen Allen, Virginia, on Tuesday, May 14, 2002 at 2:00 p.m. Eastern Time, or any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting, and the related proxy statement, a copy of which has been received by the undersigned, and in their discretion upon any adjournments or postponements of the meeting.

     The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.   Election of Directors

     J. Sidney Davenport            |_| FOR                   |_| WITHHOLD
     Thomas H. Potts                |_| FOR                   |_| WITHHOLD
     Barry S. Shein                 |_| FOR                   |_| WITHHOLD
     Donald B. Vaden                |_| FOR                   |_| WITHHOLD
     Eric P. Von der Porten         |_| FOR                   |_| WITHHOLD

2. Proposal to ratify the appointment of Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company.

              |_| FOR          |_| AGAINST       |_| ABSTAIN

If no direction is made, this proxy will be voted FOR each of the nominees listed under Proposal 1 and FOR Proposal 2.

In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

     Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Date: _____________________________, 2002

[NAME OF RECORD HOLDER INSERTED HERE]  _________________________________________
                                                      Signature


                                       _________________________________________
                                             Signature, if held jointly

                                       PLEASE MARK, SIGN, DATE AND RETURN THE
                                       PROXY CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.